EXHIBIT 10.1



                                                        U.S. BANKRUPTCY COURT
                                                      NORTHERN DISTRICT OF TEXAS
                                                            E N T E R E D
                                                      TAWANA C. MARSHALL, CLERK
                                                         THE DATE OF ENTRY IS
                                                             ON THE DOCKET


The following constitutes the ruling of the court and has the force and effect therein described.


                                                /s/ Stacey G.C. Jernigan
                                                --------------------------------
Signed January 21, 2010                         United States Bankruptcy Judge

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                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

IN RE:                                   ss.
                                         ss.            CASE NO. 09-34008-SGJ7
ATOMIC PAINTBALL, INC.                   ss.
                                         ss.
               DEBTOR.                   ss.            Chapter 7

                   ORDER GRANTING DISMISSAL OF CHAPTER 7 CASE
                   ------------------------------------------

     CAME ON FOR CONSIDERATION,  the Motion of J.H. Brech, LLC et al. to Dismiss

Chapter 7 Case  (Docket  No.  32). In light of the  intervening  Order  Granting

Unopposed Amended Motion Pursuant  toss.ss.105,  501, and 502 and Fed. R. Bankr.

P. 9019 for Order  Approving  Settlement  (the  "9019  Order,")  Docket  No. 39)

granting that Unopposed  Amended Motion Pursuant  toss.ss.105,  501, and 502 and

Fed.  R.  Bankr.  P. 9019 for Order  Approving  Settlement  (the  "Amended  9019

Motion,"  Docket No. 37) and the  agreements  of the parties  reflected  in such

Amended 9019 Motion, it is:

     ORDERED,  ADJUDGED AND DECREED that the Motion to Dismiss Chapter 7 Case is hereby GRANTED subject to the following provisions; it is further


                                Order -- Page 1

     ORDERED that, notwithstanding 11 U.S.C.ss. 349(a) or (b) and for cause, the above-referenced  Amended 9019 Motion (Docket No. 37) and the 9019 Order (Docket

No. 39) shall expressly survive dismissal and remain  enforceable by this or any other Court of competent jurisdiction  notwithstanding such dismissal; and it is further

     ORDERED that,  notwithstanding  dismissal of the Chapter 7 case, this Court shall  and does  hereby  retain  jurisdiction  to reopen  the  Chapter 7 case as described in the Amended 9019 Motion (Docket #37),  including without limitation paragraph 13(o) thereof; and it is further

     ORDERED  that the  attorneys'  fees of the  Seidel  Law Firm of $5,000  and payment  thereof,  as referenced in the Amended 9019 Motion (Docket No. 37), are hereby approved for all purposes; and it is further

     ORDERED that this Order shall be effective  immediately upon entry, and any stay otherwise  imposed by the Federal Rules of Bankruptcy  Procedure  shall not apply; and it is further

     ORDERED  that,  subject  to the  foregoing,  this  Chapter 7 case is hereby

DISMISSED without prejudice.

AGREED:


/s/ Scott M. Seidel
---------------------------------------------------
Scott M. Seidel
Scott M. Seidel, Chapter 7 Trustee
SEIDEL LAW FIRM
#357
Suite 306
6505 West Park Boulevard
Plano, Texas  75093
Telephone:  (214) 234-2500

Counsel for Trustee


                                Order -- Page 2

- and by -


/s/Alex More
---------------------------------------------------
Monica W. Latin
  State Bar No. 00787881
  mlatin@ccsb.com
Todd A. Murray
  State Bar No. 00794350
  tmurray@ccsb.com
J. Michael Sutherland
  State Bar No. 19524200
  msutherland@ccsb.com
Alexander More
  State Bar No. 24065789
  amore@ccsb.com
CARRINGTON, COLEMAN, SLOMAN &
   BLUMENTHAL, L.L.P.
901 Main Street, Suite 5500
Dallas, Texas 75202
Telephone:  214-855-3000
Facsimile:  214-855-1333

Attorneys for Creditor David Cutler

- and by -



SESSIONS, FISHMAN, NATHAN & ISRAEL, L.L.P.


/s/ David Clouston
---------------------------------------------------
David Clouston, State Bar No. 00787523
900 Jackson St. Suite 440
Dallas, TX 75202
Ph: 214.741.3005
Fax: 214.741.3055
dclouston@sessions-law.biz


                                Order -- Page 3

- and by -

ONSAGER, STAELIN & GUYERSON, LLC


  /s/Christian C. Onsager
---------------------------------------------------
Christian C. Onsager, CBN 6889
1873 S. Bellaire St., Suite 1401
Denver, Colorado 80222
Ph: (303) 512-1123
Fax: (303) 512-1129
consager@osglaw.com

Attorneys for the Brech Parties

                            # # # END OR ORDER # # #

























                                Order -- Page 4

Form ntcdsm

                          UNITED STATE BANKRUPTCY COURT

Northern District of Texas
--------------------------------------------------------------------------------

                             Case No.: 09-34008-sgj7
                                   Chapter: 7

In Re: Debtor(s) (name(s) used by the debtor(s) in the last 8 years, including married, maiden, trade, and address):

    Atomic Paintball, Inc.
    2460 West 26th Avenue
    Suite 380-C
    Denver, CO  80211
Social Security / Individual Taxpayer ID No.:

Employer Tax ID / Other nos.:
    75-2942917

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                               NOTICE OF DISMISSAL


You are hereby notified that an Order Dismissing the above case was entered on 1/22/10.

Dated: 1/22/10

                                                  Tawana C. Marshall
                                                  Clerk, U.S. Bankruptcy Court

                                                  By: B Zisk
                                                  Deputy Clerk

Form ntcdsm

                          UNITED STATE BANKRUPTCY COURT

Northern District of Texas
--------------------------------------------------------------------------------

                             Case No.: 09-34008-sgj7
                                   Chapter: 7

In Re: Debtor(s) (name(s) used by the debtor(s) in the last 8 years, including married, maiden, trade, and address):

    Atomic Paintball, Inc.
    2460 West 26th Avenue
    Suite 380-C
    Denver, CO  80211
Social Security / Individual Taxpayer ID No.:

Employer Tax ID / Other nos.:
    75-2942917

--------------------------------------------------------------------------------

                               NOTICE OF DISMISSAL


You are hereby notified that an Order Dismissing the above case was entered on 1/22/10.

Dated: 1/22/10

                                                  Tawana C. Marshall
                                                  Clerk, U.S. Bankruptcy Court

                                                  By: B Zisk
                                                  Deputy Clerk